UBS Series Funds

Prospectus and Statement of Additional Information Supplement

Supplement to the prospectuses relating to Class A and Class P shares (the “Class AP Prospectus”) and Class I shares (the “Class I Prospectus”) (collectively, the “Prospectuses”) and Statement of Additional Information (“SAI”), each dated August 28, 2018, as supplemented

Includes:

•	UBS Ultra Short Income Fund

November 28, 2018

Dear Investor:

The purpose of this supplement is to update certain information contained in the Prospectuses for UBS Ultra Short Income Fund (the “fund”).

First, this supplement updates certain information in the Prospectuses regarding voluntary fee waivers.

Second, this supplement updates certain information in the Class AP Prospectus and SAI regarding (i) fees that may be paid to brokers for transactions in Class P shares of the fund, (ii) investors who are eligible to purchase Class P shares of the fund, and (iii) additional compensation paid by UBS Asset Management (US) Inc., the fund’s principal underwriter (“UBS AM (US)”), to an affiliated broker-dealer.

I. Voluntary Fee Waivers

Effective December 1, 2018, UBS Asset Management (Americas) Inc. (“UBS AM”) will voluntarily waive 0.06% of its advisory fee until December 31, 2018 in order to voluntarily reduce the fund’s expenses by 0.06% until December 31, 2018.

This voluntary fee waiver is in addition to the pre-existing contractual fee waiver arrangements that cap the fund’s ordinary operating expense ratio at 0.35% for Class A, 0.25% for Class P and 0.23% for Class I through August 31, 2019; the contractual cap is not being increased. The aggregate impact of both the voluntary fee waiver and the contractual fee waiver is to reduce the fund’s ordinary operating expense ratio to 0.29% for Class A, 0.19% for Class P and 0.17% for Class I until December 31, 2018. A description of the current contractual expense limitation arrangements may be found in the fee table included in the “Fund summary” at the front of the Prospectuses.

The “Management fees” in the fee table included in the “Fund summary” at the front of the Prospectuses include the advisory fee.

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UBS AM may further voluntarily waive fees and/or reimburse expenses from time to time. For example, UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its fees and/or reimburse expenses. Waivers/reimbursements may impact the fund’s performance.

II. Class AP Prospectus and SAI Changes

Effective immediately, the Class AP Prospectus and SAI are hereby revised as follows:

The section captioned “Fees and expenses” on page 3 of the Class AP Prospectus is revised by adding the following to the paragraph under that section:

In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in classes other than Class P that have different fees and expenses.

The section captioned “Payments to broker-dealers and other financial intermediaries” on page 9 of the Class AP Prospectus is revised by replacing the first sentence of that section in its entirety with the following:

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and UBS AM and its affiliates may pay the intermediary for the sale of fund shares and related services or other shareholder services.

The section captioned “Managing your fund account” and sub-captioned “Class P shares” beginning on page 17 of the Class AP prospectus is revised by replacing the last two bullet points of that section in their entirety with the following:

•	Other investors as approved by the fund’s board;

•

Investors who are clients of a fee-based advisory program, with a financial intermediary that has entered into a dealer agreement with UBS AM (US), including those programs sponsored by UBS AM or its affiliates, and who invest a minimum initial amount of $1,000 (with a minimum subsequent investment of $100), unless waived by agreement or otherwise with UBS AM (US); and

•

Investors transacting in Class P shares available on brokerage platforms of firms acting solely as agent for their customers and that have agreements with the fund’s distributor to offer such shares. An investor transacting on these platforms may be required to pay a commission and/or other forms of compensation to the broker.

The section captioned “Managing your fund account” and sub-captioned “Additional compensation to affiliated dealer” on page 19 of the Class AP prospectus is revised by replacing the caption and first paragraph (including items (i) and (ii)) of that section in their entirety with the following:

Additional compensation to affiliated broker-dealer. UBS AM (US) may pay its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares through UBS Financial Services Inc. in consideration of distribution, marketing support and other services:

•

Annual rate of 0.05% (5 basis points) of the value of the net assets invested in the fund to be paid on a quarterly basis (although UBS Financial Services Inc. may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs).

The section captioned “Managing your fund account” and sub-captioned “Exchanging shares” beginning on page 20 of the Class AP prospectus is revised by inserting the following as the second to last paragraph of that section:

Investors exchanging Class P shares on certain brokerage platforms may be subject to commissions or other fees.

The section captioned “Investment advisory, administration and principal underwriting arrangements” and sub-captioned “Additional compensation to affiliated dealer” on page 52 of the SAI is revised by replacing the caption and first paragraph (including items (i) and (ii)) of that section in their entirety with the following:

Additional compensation to affiliated broker-dealer. UBS AM (US) may pay its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares through UBS Financial Services Inc. in consideration of distribution, marketing support and other services:

•

Annual rate of 0.05% (5 basis points) of the value of the net assets invested in the fund to be paid on a quarterly basis (although UBS Financial Services Inc. may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs).

The section captioned “Additional purchase, exchange and redemption information and other services” and sub-captioned “Additional exchange and redemption information” on page 57 of the SAI is revised by inserting the following as the last sentence of the first paragraph of that section:

Investors exchanging Class P shares on certain brokerage platforms may be subject to commissions or other fees.

The section captioned “Additional purchase, exchange and redemption information and other services” and sub-captioned “Additional exchange and redemption information” on page 57 of the SAI is revised by inserting the following as the last paragraph of that section:

Investors redeeming Class P shares on certain brokerage platforms may be subject to commissions or other fees.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

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